EXHIBIT 10.18

FIRST AMENDMENT TO

SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is dated as of May 6, 2015 by and among Gelesis, Inc., a Delaware corporation (the “Company”), and the Stockholders listed on the signature pages hereto. The parties agree as follows:

1. Registration Rights Agreement. This Amendment amends the Sixth Amended and Restated Registration Rights Agreement dated as of March 6, 2015 between the Company and the Stockholders party thereto (as in effect prior to giving effect to this Amendment, the “Registration Rights Agreement”). Terms defined in the Registration Rights Agreement as amended hereby and not otherwise defined herein are used with the meaning so defined.

2. Amendment of Registration Rights Agreement. Effective upon the date hereof, the Registration Rights Agreement is amended as follows:

2.1 Amendment to Definition of “Qualified Public Offering”. The definition of “Qualified Public Offering” in Section 1 of the Registration Rights Agreement shall be, and hereby is, replaced in its entirety with the following:

““Qualified Public Offering” means either (a) the closing of the sale of shares of Common Stock to the public at a price of at least $4.25 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock), in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $50,000,000 of gross proceeds to the Company or (b) the sale in a firmly underwritten public offering registered under the Securities Act of shares of the Company’s Common Stock that is approved by the written consent or affirmative vote of the holders of at least a majority of the shares of Series A Preferred Stock then outstanding.”

2.2 Addition of Definition of Series A Preferred Stock. The following definition of “Series A Preferred Stock” is hereby added to Section 1 of the Registration Rights Agreement:

““Series A Preferred Stock” means the Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock and the Series A-5 Preferred Stock.”

3. No Other Amendments. Except for the amendment expressly set forth in this Amendment, the Registration Rights Agreement shall remain unchanged and in full force and effect. This Amendment shall be subject to all applicable provisions of the Registration Rights Agreement including provisions relating to notices, governing law, severability and section headings.

4. Counterparts. This Amendment may be executed in any number of counterparts hereof, and by the parties hereto on separate counterparts hereof, and all such counterparts shall together constitute one and the same agreement. Counterparts of the signature pages hereto signed and delivered to the other parties hereto via facsimile (or other electronic means) shall for all purposes be deemed to constitute the delivery of an originally executed counterpart hereof.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in several counterparts, each of which shall be deemed to be an original, as of the day and year first above written.

COMPANY:

GELESIS, INC.

By:	/s/ Yishai Zohar
Name:	Yishai Zohar
Title:	President and Chief Executive Officer

STOCKHOLDERS:

PURETECH VENTURES, LLC

By:	/s/ Stephen Muniz
Name:	Stephen Muniz
Title:	Partner

INVESCO ASSET MANAGEMENT LIMITED, as agent for and on behalf of its discretionary managed clients

By:	/s/ Graeme Proudfoot
Name:	Graeme Proudfoot
Title:	Head of Specialist Funds

SSD2, LLC

By:	/s/ Elon S. Boms
Name:	Elon S. Boms
Title:	Manager

Signature Page to First Amendment to Sixth Amended and Restated Registration Rights Agreement

STOCKHOLDERS (continued):

/s/ John LaMattina
John LaMattina

/s/ John and Mary LaMattina
John and Mary LaMattina

/s/ Yishai Zohar
Yishai Zohar

Signature Page to First Amendment to Sixth Amended and Restated Registration Rights Agreement